Investor Presentation 3QFY25 1

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “explore,” “future,” “intend,” “long-term operating model,” “medium to long-term goals,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “strategy,” “target,” “will,” “would,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to our market size and growth strategy, our estimated and projected costs, margins, revenue, expenditures and customer and financial growth rates, our Q4 2025, 2025, medium term, and long-term financial outlook and performance against our multi-year financial framework, our medium to longer term goals, our plans and objectives for future operations, growth, initiatives or strategies, including our investments in research and development, our expectations about the benefits of the NewsWhip acquisition and other statements that are not historical facts. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. These assumptions, uncertainties and risks include that, among others: we may not be able to sustain our revenue and customer growth rate in the future, including due to risks associated with our strategic focus on enterprise customers; price increases have and may continue to negatively impact demand for our products, customer acquisition and retention and reduce the total number of customers or customer additions; our business would be harmed by any significant interruptions, delays or outages in services from our platform, our API providers, or certain social media platforms; if we are unable to attract potential customers through unpaid channels, convert this traffic to free trials or convert free trials to paid subscriptions, our business and results of operations may be adversely affected; we may be unable to successfully enter new markets, manage our international expansion and comply with any applicable international laws and regulations; we may be unable to integrate acquired businesses or technologies successfully or achieve the expected benefits of such acquisitions and investments; unstable market, economic, and political conditions, such as recession risks, effects of inflation, trade tensions, changes in government spending, labor shortages, supply chain issues, high interest rates, and the impacts of ongoing overseas conflicts, have and could continue to adversely impact our business and that of our existing and prospective customers, which may result in reduced demand for our products; we may not be able to generate sufficient cash to service our indebtedness; covenants in our credit agreement may restrict our operations, and if we do not effectively manage our business to comply with these covenants, our financial condition could be adversely impacted; any cybersecurity-related attack, significant data breach or disruption of the information technology systems or networks on which we rely could negatively affect our business; changing regulations relating to privacy, information security and data protection could increase our costs, affect or limit how we collect and use personal information and harm our brand; and risks related to ongoing legal proceedings. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 26, 2025, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 to be filed with the SEC, as well as any future reports that we file with the SEC. Moreover, you should interpret many of the risks identified in those reports as being heightened as a result of the current and ongoing instability in market and economic conditions. Forward-looking statements speak only as of the date the statements are made and are based on information available to Sprout Social at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Sprout Social assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law. Use of Non-GAAP Financial Measures We have provided in this presentation certain financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Our management uses these non-GAAP financial measures internally in analyzing our financial results and believes that use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included at the end of this presentation, and investors are encouraged to review these reconciliations. The Company cannot provide reconciliations between its forecasted non-GAAP measures and the most comparable GAAP measures without unreasonable effort due to the unavailability of reliable estimates for certain items. These items are not within the Company’s control and may vary greatly between periods and could significantly impact future financial results. Customer Metrics and Market Data This presentation includes useful customer metrics and other data, which are defined at the back of this presentation. Unless otherwise noted, information in this presentation concerning our industry, including industry statistics and forecasts, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. Projections, forecasts, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors. We have not independently verified the accuracy or completeness of the information provided by independent industry and research organizations, other third parties or other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation. Disclaimerisclaimer 2

3Q FY2025 Results 3

*All financial metrics are as of or for the quarter ended 9/30/25. Revenue and ACV growth represents year-over-year growth of Q3 2025 over Q3 2024. Fin Reporting Signoff: NAME: DATE: ≈30,000 Customers in 100+ countries 4 15% ACV Growth 13% Revenue Growth 99% Subscription Revenue 78% Gross Profit

Q3 FY2025 Financial Overview ACV calculated as ending quarter ARR divided by ending quarter total customer count Non-GAAP Gross Margin, Non-GAAP Operating Margin and Non-GAAP FCF Margin are Non-GAAP financial metrics. See appendix for definitions of these Non-GAAP measures and reconciliations of these measures to their closest comparable GAAP measure. 5 Q3 FY2025 Q3 FY2024 Total Revenue $115.6M $102.6M Customers Contributing >$10k in ARR 9,756 9,119 Customers Contributing >$50k in ARR 1,947 1,610 Average Contract Value (ACV) $16,064 $13,959 RPO $357.1M $311.5M cRPO $258.5M $220.7M Non-GAAP Gross Margin 79% 79% Non-GAAP Operating Margin 12% 7% Non-GAAP FCF Margin 9% 9%

Revenue ($ Millions) 6

Non-GAAP Operating Income (Loss) Non-GAAP Operating Income and Non-GAAP Operating Margin are Non-GAAP financial metrics. See appendix for definitions of these Non-GAAP measures and reconciliations of these measures to their closest comparable GAAP measures. 7 ($ Millions)

Average Contract Value (ACV) ACV calculated as ending quarter ARR divided by ending quarter total customer count Recent Customer Highlights 8

Broadening Customer Adoption 9 Recent Customer Highlights

10 Use cases Marketing Benefits ● Centralized social media management across multiple business units ● Global scalability for a large enterprise ● Reduced costs and complexity through platform consolidation Products ● 350 advanced users ● Premium Analytics ● Premier Success Customer: Fortune 500 Pharmaceutical Company Sprout enables this company to: Scale globally with confidence by leveraging a proven, enterprise-grade solution that meets the diverse needs of large, distributed teams. Consolidate their tech stack into one user-friendly platform that delivers the usability, flexibility, and scalability required for a true enterprise partnership. EXPAND Customer Story Consolidate enterprise workflows for 350+ users across business units, creating a single source of truth for social strategy. Why Sprout? Transition seamlessly from a pilot to a full enterprise solution by demonstrating clear value and building internal champions, proving the "land and expand" model works effectively.

LAND Customer Story

Customer: Major National Convenience Store Chain

Products

- Listening
- Premium Analytics
- Premier Success
- Influencer Marketing

Use cases

Marketing, Care

Benefits

- Combined social media and influencer marketing workflows
- Improved efficiency for data analysis and reporting
- Enhanced brand presence through advanced social listening

Why Sprout?

Sprout enables this company to:

- **Unify** social media and influencer marketing into a single, **intuitive platform**, eliminating fragmented tools and high multi-vendor costs.
- Elevate **data-driven decisions** with advanced analytics and **AI-powered social listening** for a single, reliable source of strategic insights.
- Establish a **trusted, long-term partnership** with a dedicated and stable customer success team, ensuring consistent, high-quality support, ending the frustration of high vendor turnover.

sproutsocial

11

Use cases Marketing, Care Benefits ● Centralizing all teams into one easy to use platform ● Seamless service with Service Cloud integration ● Empower marketing with a solution for gaining valuable insights and managing influencer Products ● Listening ● Premium Analytics ● Premier Success ● Influencer Marketing ● Guardian ● Service Cloud Customer: Enterprise Food & Beverage Company 12 EXPAND Customer Story Could go better: Sprout enables this company to: Lorem ipsum dolor sit amet, consectetur elit, sed do eiusmod tempor. Lorem ipsum dolor sit amet, consectetur elit, sed do eiusmod tempor. Lorem ipsum dolor sit amet, consectetur elit, sed do eiusmod tempor. Lorem ipsum dolor sit amet, consectetur elit, sed do eiusmod tempor. Why Sprout? Enable teams to share data across departments, ensuring a streamlined approach to marketing and customer care. Integrate Salesforce and Sprout to unlock key efficiency gains across care and Service Cloud workflows. Consolidate technology into one system that users are genuinely excited about and eager to adopt. Provide users and management with visibility into real time reporting to make real-time decisions.

Approximate Annual Recurring Revenue Enterprise: Global Auto Manufacturer Annual Recurring Revenue: We define ARR as the annualized revenue run-rate of subscription agreements of the last date of the specified period. ARR at time of first contract was $130K. 13 Customer Adoption Journey Employee Advocacy Additional users Listening Additional users New geography Service Cloud Additional users Influencer Marketing Additional users $710K Started with : Advanced Plan Premier Success Premium Analytics

Annual Recurring Revenue: We define ARR as the annualized revenue run-rate of subscription agreements of the last date of the specified period. ARR at time of first contract was $30K. 14 Approximate Annual Recurring Revenue Midmarket: Consumer Pet Company Customer Adoption Journey Additional users Additional users Additional profiles Listening Premium Analytics Additional users Additional users Additional profiles Advanced Plan Started with :

(Millions, except EPS) Q4 FY 2025 FY2025 Total Revenue $118.2M - $119.0M $454.9M - $455.7M Non-GAAP Operating Income $9.5M - $10.5M $46.1M - $47.1M Non-GAAP Net Income Per Share $0.15- $0.17 $0.77 - $0.79 Weighted average shares of common stock outstanding 59.3M 58.6M 15 Guidance

Customer Health & Adoption Increasing our focus on customer health and driving improved onboarding and adoption behaviors. Partnerships & Ecosystem Continued partnering with companies like AWS and Salesforce who are able to bring Sprout into larger, strategic accounts. Improved Account Penetration Accessing additional budgets within existing accounts with premium modules and professional services. 16 Growth strategy Win the enterprise Driving increased pipeline creation and strategic logo wins in accounts over $50K in ARR.

Empowering businesses to operationalize social Disruptive product led model and fast time to value Recurring SaaS model (99% subscription) Durable moats and barriers to entry Social system of record, intelligence and action Highly scalable single code base Experienced leadership team Large and rapidly growing TAM 17 Investment Highlights

Driven by a world-class executive leadership team Ryan Barretto CEO Joe Del Preto CFO Rachael Pfenning Chief of Staff to the CEO Alan Boyce CTO Crystal Boysen CPO, People Heidi Jonas General Counsel Scott Morris CMO Mike WolffColleen Geiselhart CROSVP, Customer Experience Team background: 18

Long Term Operating Model Chart displays year over year growth. Non-GAAP Gross Margin, Non-GAAP Operating Margin and Non-GAAP FCF Margin are Non-GAAP financial metrics. See appendix for definitions of these Non-GAAP measures and reconciliations of these measures to their closest comparable GAAP measure. 2022 2023 2024 3Q25 Medium to Longer Term Goals Revenue Growth 35% 31% 22% 13% >$1B Non-GAAP Gross Margin 77% 78% 79% 79% >80% Non-GAAP Operating Margin -2% 1% 7% 12% >20% Non-GAAP FCF Margin 3% 3% 7% 9% 20-22% Fin Reporting Signoff: NAME: DATE: 19

Corporate Overview Corporate Overview 20

Social media has fundamentally transformed the way consumers connect with brands Total Global Social Media Users per Statista, October 2025 With more than consumers using social media Businesses must adapt or risk becoming irrelevant to nearly half of the world’s population. The ways that businesses attract, acquire, sell to and service customers is being completely transformed. 5.42B 21

Attract Establish trust Advocate Protect loyalty Convert Prove credibility Target Audience Social impacts every stage of the customer lifecycle 22

An intuitive solution for smarter, faster business impact. Boost revenue and market position Expand and nurture your customer base Create exceptional customer experiences Drive efficiency with embedded AI Deep partnerships with all major social networks Robust insights and workflows that amplify ROI Enterprise-grade compliance, security and permissions Listening Employee Advocacy Analytics Engagement Publishing Influencer Marketing 23

Social is strategic to every business Social media marketer Social team ProductInfluenceMarketing Sales Success Support Strategy 24 Social is a horizontal technology that has tangible benefits to nearly every department within a modern business; businesses must adapt and re-tool to harness the power of social and maximize the value of social data. And changed the entire customer experience, across the enterprise

Social media is massive, scattered, multi-purpose and does not conform to our existing business systems. A centralized platform is critical to creating strategic business value. Requiring a new system of record 25 Marketing Sales Support Success Product Strategy Commerce AdvocacyInfluencer

Marketing Sales Support Success Product Strategy Commerce Advocacy Sprout consolidates the complexity of social channels into a powerful, elegant and seamlessly integrated platform that can be leveraged across an organization. Influencer Influencer category expansion via August 2023 acquisition of Tagger. Sprout is the platform solution 26

Fin Reporting Signoff: NAME: DATE: 27 Appendix

Fin Reporting Signoff: NAME: DATE: 28 Appendix

Fin Reporting Signoff: NAME: DATE: 29 Appendix

Annual Recurring Revenue (ARR). We define ARR as the annualized revenue run-rate of subscription agreements of the last date of the specified period. Non-GAAP gross profit. We define non-GAAP gross profit as GAAP gross profit, excluding stock-based compensation expense, amortization expense associated with the acquired developed technology from the Tagger Media, Inc. and NewsWhip Group Holdings Limited (“NewsWhip) acquisitions and restructuring charges. We believe non-GAAP gross profit provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, amortization expense and restructuring charges, which are often unrelated to overall operating performance. Non-GAAP gross margin. We define non-GAAP gross margin as non-GAAP gross profit as a percentage of revenue. Non-GAAP operating income (loss). We define non-GAAP operating income (loss) as GAAP loss from operations, excluding stock-based compensation expense, acquisition-related expenses and amortization expense associated with the acquired intangible assets from the Tagger and NewsWhip acquisitions, restructuring charges, non-cash (gains)/losses from lease modifications and terminations and accretion associated with contingent consideration. We believe non-GAAP operating income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, acquisition-related expenses, amortization expense, restructuring charges, non-cash (gains)/losses from lease modifications and terminations and accretion associated with contingent consideration, which are often unrelated to overall operating performance. Non-GAAP operating margin. We define non-GAAP operating margin as non-GAAP operating income (loss) as a percentage of revenue. Non-GAAP net income (loss). We define non-GAAP net income (loss) as GAAP net loss, excluding stock-based compensation expense, acquisition-related expenses, amortization expense associated with the acquired intangible assets from the Tagger and NewsWhip acquisitions, restructuring charges, non-cash (gains)/losses from lease modifications and terminations and accretion associated with contingent consideration. We believe non-GAAP net income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, acquisition-related expenses, amortization expense, restructuring charges, non-cash (gains)/losses from lease modifications and terminations and accretion associated with contingent consideration, which are often unrelated to overall operating performance. Non-GAAP net income (loss) per share. We define non-GAAP net income (loss) per share as GAAP net loss per share attributable to common shareholders, basic and diluted, excluding stock-based compensation expense, acquisition-related expenses, amortization expense associated with the acquired intangible assets from the Tagger and NewsWhip acquisitions, restructuring charges, non-cash (gains)/losses from lease modifications and terminations and accretion associated with contingent consideration. We believe non-GAAP net income (loss) per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, acquisition-related expenses, amortization expense, restructuring charges, non-cash (gains)/losses from lease modifications and terminations and accretion associated with contingent consideration, which are often unrelated to overall operating performance. Non-GAAP free cash flow. We define non-GAAP free cash flow as net cash provided by operating activities less expenditures for property and equipment, acquisition-related costs, interest payments on our revolving credit facility and payments related to restructuring charges. Non-GAAP free cash flow does not reflect our future contractual obligations or represent the total increase or decrease in our cash balance for a given period. We believe non-GAAP free cash flow is a useful indicator of liquidity that provides information to management and investors about the amount of cash provided by our core operations that, after expenditures for property and equipment, acquisition-related costs, interest and payments related to restructuring charges, is available for strategic initiatives. Non-GAAP free cash flow margin (Non-GAAP FCF Margin). We define non-GAAP free cash flow margin as non-GAAP free cash flow as a percentage of revenue. Average Contract Value (ACV). We define ACV as the ending period total ARR divided by the ending period total customer count. Number of customers contributing more than $10,000 in ARR. We define number of customers contributing more than $10,000 in ARR as those on a paid subscription plan that had more than $10,000 in ARR as of a period end. We view the number of customers that contribute more than $10,000 in ARR as a measure of our ability to scale with our customers. We believe this represents potential for future growth, including expanding within our current customer base. Number of customers contributing more than $50,000 in ARR. We define number of customers contributing more than $50,000 in ARR as those on a paid subscription plan that had more than $50,000 in ARR as of a period end. We view the number of customers that contribute more than $50,000 in ARR as a measure of our ability to scale with large customers and attract sophisticated organizations. We believe this represents potential for future growth, including expanding within our current customer base. We calculated our current >$55B Served Addressable Market estimate as follows: (i) utilized data from The US SBA, The US Census Bureau, The OECD and Statista to estimate the total number of businesses in the United States and globally in each of our served market segments (Enterprise, Mid-Market, SMB); (ii) utilized internal data and third party estimates to estimate of the number of such businesses that require a social media management platform (the “Target Businesses”); (iii) calculated the average of our ACV and our estimate of our direct competitors’ ACVs in each segment; and (iv) multiplied the estimated average segment ACVs by the estimated number of Target Businesses in each applicable segment.   We calculated our >$120B Total Addressable Market estimate using the methodology above. We then used internal estimates informed by research from the Harris Poll to determine the projected business presence on social media in 2025 that will require a social media management platform, multiplied by our internal projected average segment ACVs in 2025 for Sprout Social and its direct competitors in the applicable segment. Current Penetration of our Served Addressable Market. We estimate the current total revenue of SPT and each of our primary competitors and divide by our current SAM to determine current market penetration. Remaining performance obligations (“RPO”). RPO, or remaining performance obligations, represents contracted revenue that has not yet been recognized, and includes deferred revenue and amounts that will be invoiced and recognized in future periods. Current remaining performance obligations (“cRPO”). cRPO, or current RPO, represents contracted revenue that has not yet been recognized, and includes deferred revenue and amounts that will be invoiced and recognized in the next 12 months. While we no longer believe that ARR and number of customers are key performance indicators of Sprout Social’s business, these metrics are necessary for an understanding of how we define ACV, number of customers contributing over $10,000 in ARR, and number of customers contributing over $50,000 in ARR. For this purpose, we define ARR as the annualized revenue run-rate of subscription agreements from all customers as of the last date of the specified period and we define a customer as a unique account, multiple accounts containing a common non-personal email domain, or multiple accounts governed by a single agreement or entity. 30 Appendix